UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2025

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7272 Wisconsin Avenue Suite 1300 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	WD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On September 11, 2025, Walker & Dunlop, Inc. (the “Company”) and Walker & Dunlop, LLC, the operating subsidiary of the Company (the “Seller”), entered into Amendment No. 8 to Master Repurchase Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A. (the “Buyer”). The Amendment amends that certain Master Repurchase Agreement, dated as of August 26, 2019 (as amended by the First Amendment, dated as of August 24, 2020, Amendment No. 2, dated as of August 23, 2021, Amendment No. 3 to Master Repurchase Agreement, dated as of September 30, 2021, Amendment No. 4 to Master Repurchase Agreement, dated as of September 15, 2022, Amendment No. 5 to Master Repurchase Agreement, dated as of December 29, 2022, Amendment No. 6 to Master Repurchase Agreement, dated as of September 12, 2023, and Amendment No. 7 to Master Repurchase Agreement, dated as of September 12, 2024, the “Repurchase Agreement”), by and among the Company, the Seller, and the Buyer to, among other things, extend the Termination Date (as defined in the Repurchase Agreement) to September 10, 2026. The Company continues to guarantee the Seller’s obligations under the Repurchase Agreement, as amended by the Amendment.

The Repurchase Agreement is supplemented by a Second Amended and Restated Side Letter (the “Side Letter”), dated as of September 11, 2025, which sets forth certain fees, commitments and pricing information relating to the Repurchase Agreement. The Side Letter amends and restates that certain Amended and Restated Side Letter, dated as of September 30, 2021, as amended by the Amendment No. 1 to Amended and Restated Side Letter, dated as of September 15, 2022, Amendment No. 2 to Amended and Restated Side Letter, dated as of September 12, 2023, Amendment No. 3 to Amended and Restated Side Letter, dated as of September 12, 2024, and Amendment No. 4 to Amended and Restated Side Letter, dated as of August 26, 2025. The Side Letter revises the definition of Facility Amount (as defined in the Side Letter) to reflect a temporary increase up to $1,500,000,000 for the period from September 11, 2025 through November 20, 2025, at which time it will revert to $1,000,000,000, up from $950,000,000. The Side Letter also revises, among other things, the definition of Non-Usage Fee (as defined in the Side Letter) and removes the Upfront Fee (as defined in the Side Letter).

The foregoing description of the Amendment and Side Letter does not purport to be complete and is qualified in its entirety by reference to the Amendment and Side Letter, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

The Buyer and its affiliates have various relationships with the Company and its affiliates involving the provision of financial services, including another credit facility under which the Company is a borrower and investment banking.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Amendment No. 8 to Master Repurchase Agreement, dated as of September 11, 2025, by and among Walker & Dunlop, LLC, Walker & Dunlop, Inc., and JPMorgan Chase Bank, N.A.
10.2	Second Amended and Restated Side Letter, dated as of September 11, 2025, by and among Walker & Dunlop, LLC, Walker & Dunlop, Inc., and JPMorgan Chase Bank, N.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALKER & DUNLOP, INC.
(Registrant)

Date: September 17, 2025	By:	/s/ Daniel J. Groman
Name: Daniel J. Groman
Title: Executive Vice President, General Counsel & Secretary